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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   March 23, 2001
                                                --------------------------------

                           AUTHENTIDATE HOLDING CORP.
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               (Exact name of Registrant as specified in charter)
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       Delaware                                0-20190                              14-1673067
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(State or other jurisdic-                   (Commission                           (IRS Employer
 tion of incorporation)                     File Number)                        Identification No.)
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       2165 Technology Drive, Schenectady, New York                    12308
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         (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code  (518) 346-7799
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                              BITWISE DESIGNS, INC.
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         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS.

         Bitwise held its Annual Meeting of shareholders on March 23, 2001. As of the record date of February 15, 2001, there were 15,070,518 shares outstanding and eligible to vote at the Annual Meeting. At the Annual Meeting, shareholders approved the following actions:

         1.       Election Of Directors.

         Shareholders were requested to vote on the election of the following seven directors, each of whom were elected by the shareholders:

Nominee Name           Votes Cast in Favor       Votes Against        % in Favor
------------           -------------------       -------------        ----------

John T. Botti              12,582,306              261,101                98%
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Ira C. Whitman             12,581,606              261,801                98%
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Steven A. Kriegsman        12,539,442              303,965                98%
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J. Edward Sheridan         12,582,931              260,476                98%
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Charles C. Johnston        12,582,766              260,461                98%
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Nicholas Themelis          12,581,631              261,776                98%
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Rob Van Naarden            12,586,031              257,376                98%


         2.       Adoption of 2000 Employee Stock Option Plan

         Shareholders were requested to approve adoption of the 2000 Employees Stock Option Plan to provide for the grant of options to purchase up to 5,000,000 shares of the Corporation's common stock.



Votes Cast in Favor          Votes Against    Votes Abstaining      Non-Votes
-------------------          -------------    ----------------      ---------
3,767,573                    684,487              207,648           7,981,148


         3.       Amendment of Certificate of Incorporation to Change the
                  Company's Name

         Shareholders were requested to approve an amendment to the Company's Certificate of Incorporation to change the Company's name to Authentidate Holding Corp.

Votes Cast in Favor                 Votes Against             Votes Abstaining
-------------------                 -------------             ----------------
12,724,687                          109,914                       18,806



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         4.       Amendment of Certificate of Incorporation to increase
                  Authorized Capital

         Shareholders were requested to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's common stock to 40,000,000 shares.

Votes Cast in Favor                 Votes Against             Votes Abstaining
-------------------                 -------------             ----------------
12,338,333                            435,807                      69,267


         5. Proposal to Exchange Securities of Bitwise for Securities of Authentidate

         Shareholders were requested to approve a proposal authorizing the Company to exchange its securities for the securities of Authentidate, Inc., on a 1.5249:1 basis.

Votes Cast in Favor          Votes Against    Votes Abstaining      Non-Votes
-------------------          -------------    ----------------      ---------
4,290,030                      384,365            187,864           7,981,148

         The approval by the Company's shareholders of the proposals to change the company's name, increase its authorized capital and to exchange its securities for the outstanding securities of Authentidate, Inc. represents shareholder approval of the Company's restructuring plan, as further described in the Proxy Statement dated February 16, 2001. Pursuant to the Company's restructuring plan, the Company would acquire the approximately 18% minority interest in its Authentidate, Inc. subsidiary by issuing its securities to the minority owners of Authentidate on a 1.5249:1 basis. The Company, however, does not intend to compel the acceptance of the exchange by the minority shareholders of Authentidate and such minority shareholders may continue to hold shares of Authentidate. Further, the Company may terminate or abandon the exchange at any time. The Company filed the Certificate of Amendment to its Certificate of Incorporation with the Delaware Secretary of State on March 23, 2001 thereby effecting the name change. Further, Bitwise's trading symbol on the Nasdaq National Market will be changed to ADAT as of the opening of business on Wednesday, March 28, 2001.


         This report on Form 8-K contains certain forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. When used in this release, the words "believe," "anticipate," "think," "intend," "plan," "will be," "expect," and similar expressions identify such forward-looking statements. Such statements regarding future events and/or the future financial performance of The Company are subject to certain risks and uncertainties, which could cause actual events or the actual future results of The Company to differ materially from any forward-looking statement. Such risks and uncertainties include, among other things, the availability of any needed financing, The Company's ability to

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implement its business plan for various applications of its technologies, the impact of competition, the management of growth, and the other risks and uncertainties that may be detailed from time to time in The Company's reports filed with The Securities and Exchange Commission. In light of the significant risks and uncertainties inherent in the forward-looking statements included herein, the inclusion of such statements should not be regarded as a representation by The Company or any other person that the objectives and plans of The Company will be achieved.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2001                               AUTHENTIDATE HOLDING CORP.
                                                   (Registrant)

                                                    By /s/ Dennis H. Bunt
                                                     ---------------------------
                                                    Dennis H. Bunt
                                                    Chief Financial Officer

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